SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C.  20549





                          FORM 8-K

                       CURRENT REPORT




           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


             Date of Report:  November 9, 1995
                              ----------------
              (Date of earliest event reported)


                     FORD MOTOR COMPANY
     ----------------------------------------------------
    (Exact name of registrant as specified in its charter)


                          Delaware
        --------------------------------------------
       (State or other jurisdiction of incorporation)


        1-3950                            38-0549190
 ----------------------         -------------------------------
(Commission File Number)       (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan         48121
 --------------------------------------        --------
(Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code  313-322-3000
                                                    -----------



                                 -2-

Item 5.  Other Events
---------------------

   	Debt Securities. Pursuant to Registration Statement No. 33-45887, Ford Motor Company, a Delaware corporation ("Ford"), in August 1992, registered Debt Securities of Ford ("Debt
Securities") in the principal amount of $1,000,000,000. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 4l5 under the Securities Act of 1933, as amended. The Debt Securities are to be issued under an Indenture dated as of February 15, 1992 between Ford and The
Bank of New York, as Trustee (the "Indenture"). In connection therewith, Ford has entered into an underwriting agreement dated November 9, 1995 (the "Underwriting Agreement") with Lehman
Brothers Inc. and a pricing agreement dated November 9, 1995 (the "Pricing Agreement") with Lehman Brothers Inc., as representative of the several Underwriters named in Schedule I thereto (the "Underwriters").

   	Ford has created a series of Debt Securities under the Indenture in the aggregate principal amount of $300,000,000. Such series has been designated as Ford's 7 1/8% Debentures due November 15, 2025 (the "Debentures"). The Debentures are being offered by the Underwriters pursuant to the Underwriting Agreement and the Pricing Agreement. The entire issue of the Debentures will be represented by two global securities, one in the principal amount of $200,000,000 and one in the principal amount of $100,000,000 (the "Global Debentures"), except that in certain circumstances as provided in the Indenture the Global Debentures will be exchanged for Debentures in definitive form (the "Definitive Debentures"). Copies of the Underwriting Agreement, the Pricing Agreement, the form of Global Debenture and the form of Definitive Debenture are being filed as exhibits to this Report.





Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits
-----------------------------------------------------------------

                              EXHIBITS
                              --------

DESIGNATION               DESCRIPTION	              METHOD OF FILING
-----------               -----------               ----------------

Exhibit 1-A    Underwriting Agreement dated          Filed with this
               November 9, 1995 between Ford         Report
               Motor Company and Lehman Brothers
               Inc. relating to a series of Ford
               Motor Company Debt Securities
               registered pursuant to Registration
               Statement No. 33-45887.

Exhibit 1-B    Pricing Agreement dated November      Filed with this
               9, 1995 between Ford Motor Company    Report
               and Lehman Brothers Inc. relating
               to a series of Ford Motor Company
               Debt Securities registered pursuant
               to Registration Statement No. 33-45887
               designated as 7 1/8% Debentures due
               November 15, 2025 in the aggregate
               principal amount of $300,000,000.

Exhibit 4-A    Form of Global Debentures relating    Filed with this
               to Ford Motor Company's 7 1/8%        Report
               Debentures due November 15, 2025.

Exhibit 4-B    Form of Definitive Debenture          Filed with this
               relating to Ford Motor Company's      Report
               7 1/8% Debentures due November 15,
               2025.







                            SIGNATURE
                            ---------

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.




                                    FORD MOTOR COMPANY
                                       (Registrant)



Date:  November 14, 1995           By: /s/ Peter Sherry, Jr.
                                      ----------------------
                                      Peter Sherry, Jr.
                                      Assistant Secretar

                             EXHIBIT INDEX
                             -------------
DESIGNATION                   DESCRIPTION                PAGE
-----------                   -----------                ----

Exhibit 1-A    Underwriting Agreement dated
               November 9, 1995 between Ford
               Motor Company and Lehman Brothers
               Inc. relating to a series of Ford
               Motor Company Debt Securities
               registered pursuant to Registration
               Statement No. 33-45887.

Exhibit 1-B    Pricing Agreement dated November
               9, 1995 between Ford Motor Company
               and Lehman Brothers Inc. relating
               to a series of Ford Motor Company
               Debt Securities registered pursuant
               to Registration Statement No. 33-45887
               designated as 7 1/8% Debentures due
               November 15, 2025 in the aggregate
               principal amount of $300,000,000.

Exhibit 4-A    Form of Global Debentures relating
               to Ford Motor Company's 7 1/8%
               Debentures due November 15, 2025.

Exhibit 4-B    Form of Definitive Debenture
               relating to Ford Motor Company's
               7 1/8% Debentures due November 15,
               2025.